UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6642


              DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:   03/31


Date of reporting period:     9/30/03

                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus
      Connecticut Intermediate
      Municipal Bond Fund

      SEMIANNUAL REPORT September 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut
                                               Intermediate Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Connecticut Intermediate Municipal Bond Fund covers the six-month period from April 1, 2003, through September 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, James Welch.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. However, investor uncertainty regarding the strength of the recovery has produced heightened volatility in the tax-exempt fixed-income market. After most areas of the municipal bond market experienced sharp declines during the summer, prices generally bounced back in September.

Despite recent reductions in federal tax rates, we believe that municipal bonds may become more attractive to certain investors if states and municipalities continue to raise taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enjoy the benefits of tax-exempt municipal bonds as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2003




DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform relative to its benchmark?

During the six-month period ended September 30, 2003, the fund achieved a total return of 1.74% .(1) The Lehman Brothers 7-Year Municipal Bond Index (the " Index" ), the fund's benchmark, achieved a total return of 3.21% for the same period.(2) In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 2.13%.(3)

We attribute the fund's performance primarily to heightened market volatility, particularly during the second half of the reporting period, when changing economic expectations resulted in steep declines in municipal bond prices. The fund produced lower returns than the Index and the Lipper category, primarily because of credit concerns affecting a small number of its holdings. Also, both the Index and Lipper category funds contain securities from many states, not just Connecticut.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut state personal income taxes. The dollar-weighted average maturity of the fund's portfolio ranges between three and ten years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its assets in municipal bonds of below investment-grade credit quality

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

After an extended period of economic weakness and risk aversion among investors, the reporting period began on a more optimistic note. The allied coalition had already entered Iraq in late March 2003, and it quickly became apparent that major combat operations would be over quickly. As a result, a veil of uncertainty began to lift from the U.S. economy.

Nonetheless, interest rates continued to trend lower during the spring as investors anticipated further short-term interest-rate reductions from the Federal Reserve Board (the "Fed"). The Fed fulfilled those expectations when it lowered the federal funds rate in late June to 1%, a 45-year low. Longer-term tax-exempt bond yields also declined, albeit more modestly.

However, when evidence of stronger economic growth emerged in July, many investors became concerned that the Fed's most recent rate cut might be its last, and they sold bonds. As a result, the municipal bond market suffered one of the worst one-month declines in its history, erasing all of the reporting period's previous gains before recovering in late August and September.

Despite signs of stronger economic growth, many states and municipalities faced revenue shortfalls and widening budget deficits during the reporting period. Although Connecticut has fared better than many other states, it also faced a budget deficit for its 2004 fiscal year, which it bridged through a combination of tax increases and spending reduc tions. In addition, Connecticut municipalities issued a higher volume of tax-exempt securities to fund their operating budgets.

In this challenging market environment, we attempted to reduce the fund's sensitivity to market volatility by maintaining its average duration in a range we consider slightly shorter than neutral. In addition, we continued to look for high-quality securities when making new purchases, favoring bonds backed by the revenues of essential-services facilities -- such as water and power plants -- over Connecticut's unsecured general obligation bonds.

Despite our consistent focus on higher-quality issues, the fund's returns were hindered by credit concerns regarding a small number of its existing holdings, including bonds backed by the settlement of litigation with the nation's tobacco companies. Although the affected bonds have continued to pay interest and have begun to recover, they caused the fund' s total return to lag during the reporting period.

What is the fund's current strategy?

We recently have focused primarily on bonds in the five- to 10-year maturity range, where yield differences among bonds of various maturities have been relatively wide. In our view, bonds in this range are likely to benefit more than longer- or shorter-term bonds as they move closer to their final maturities over time. At the same time, we have maintained our generally cautious investment posture in today' s uncertain market environment, emphasizing high-rated securities from issuers we consider creditworthy.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.8%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--75%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,969,012

Connecticut:

   5.25, 3/15/2010 (Insured; MBIA)                                                            5,100,000                5,649,168

   5%, 8/1/2010 (Insured; FSA)                                                                3,000,000                3,383,850

   5.25%, 12/15/2010                                                                             50,000                   57,245

   5.375%, 12/15/2010 (Insured; MBIA)                                                         4,100,000                4,735,705

   9.227%, 12/15/2010                                                                         1,250,000  (a,b)         1,612,262

   5.75%, 6/15/2011                                                                              30,000                   34,506

   10.227%, 6/15/2011                                                                         1,500,000  (a,b)         1,950,585

   5.125%, 11/15/2013                                                                         1,500,000                1,663,185

   Airport Revenue (Bradley International Airport)

      5.25%, 10/1/2017 (Insured; FGIC)                                                        2,275,000                2,426,720

   (Clean Water Fund) Revenue:

      5.40%, 6/1/2007 (Prerefunded 6/1/2004)                                                  1,805,000  (c)           1,894,167

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,116,460

   Special Tax Obligation Revenue
      (Transportation Infrastructure):

         5.25%, 9/1/2007                                                                      1,115,000                1,255,780

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,533,196

         5.375%, 9/1/2008                                                                     2,500,000                2,860,725

         5.50%, 11/1/2012 (Insured; FSA)                                                      4,180,000                4,869,951

         5.375%, 7/1/2013 (Insured; FSA)                                                      1,000,000                1,138,230

Connecticut Development Authority, Revenue

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; FGIC)                                        2,405,000                2,703,436

   First Mortgage Gross:

      (Church Homes, Inc.) 5.70%, 4/1/2012                                                    1,990,000                1,967,334

      (Elim Park Baptist) 5.375%,12/1/2011                                                    1,765,000                1,782,862

Connecticut Health and Educational
   Facilities Authority, Revenue:

      (Connecticut State University System)
         5%, 11/1/2016 (Insured; FGIC)                                                        1,000,000                1,096,680

      (Greenwich Hospital)
         5.75%, 7/1/2006 (Insured; MBIA)                                                      1,000,000                1,114,880

      (Hospital for Special Care) 5.125% 7/1/2007                                             1,400,000                1,345,190

      (New Haven) 6.625%, 7/1/2016                                                            2,000,000                2,100,520

      (Park Fairfield Health Center) 6.25%, 11/1/2021                                         2,500,000                2,729,550

      (Saint Marys Hospital) 6%, 7/1/2005                                                     1,070,000                1,089,196

      (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)                                     2,210,000                2,442,492

      (Quinnipiac College) 6%, 7/1/2013                                                       2,445,000                2,496,149

      (University of New Haven) 6%, 7/1/2006                                                    400,000                  425,256

      (Windham Community Memorial Hospital)

         5.75%, 7/1/2011                                                                        730,000                  781,618

      (Yale New Haven Hospital)
         5.50%, 7/1/2013 (Insured; MBIA)                                                      1,000,000                1,120,830


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Higher Education Supplemental Loan Authority,

  Revenue (Family Education Loan Program):

      5.70%, 11/15/2004                                                                         770,000                  787,641

      5.80%, 11/15/2005                                                                       1,055,000                1,079,961

      5.90%, 11/15/2006                                                                       1,110,000                1,137,106

      5.50%, 11/15/2008                                                                       1,095,000                1,128,387

      5.60%, 11/15/2009                                                                       1,165,000                1,201,546

      5.625%, 11/15/2011 (Insured; AMBAC)                                                       945,000                1,016,385

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.65%, 11/15/2007                                                                       1,000,000                1,019,570

      5.90%, 11/15/2015                                                                       1,740,000                1,839,215

Connecticut Resource Recovery Authority, Revenue:

   (American Refunding-Fuel Co) 5.50%, 11/15/2015                                             3,250,000                3,332,452

   (Bridgeport Resco Co. LP Project) 5.375%, 1/1/2006                                         2,500,000                2,725,700

   (Mid-Connecticut System) 5.50%, 11/15/2012                                                 1,000,000                  986,550

Danbury 5.25%, 8/15/2004                                                                        815,000                  845,310

Fairfield 5.50%, 4/1/2011                                                                     2,030,000                2,350,963

Greenwich Housing Authority, MFHR

   (Greenwich Close) 6.25%, 9/1/2017                                                          2,000,000                2,005,740

Hamden 5.25%, 8/15/2014 (Insured; MBIA)                                                       1,000,000                1,129,170

Hartford, Package System Revenue 6.40%, 7/1/2020                                              1,000,000                1,043,730

Middletown 5%, 4/15/2008                                                                      1,760,000                1,967,680

New Britain 5.50%, 3/1/2004 (Insured; MBIA)                                                   1,000,000                1,018,970

New Canaan:

   5.25%, 2/1/2009 (Prerefunded 2/1/2006)                                                       550,000  (c)             600,595

   5.30%, 2/1/2010 (Prerefunded 2/1/2006)                                                       650,000  (c)             710,535

New Haven:

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                1,305,324

   5.25%, 11/1/2011 (Insured; FGIC)                                                           1,335,000                1,525,625

   5.375%, 11/1/2013 (Insured; FGIC)                                                          1,420,000                1,631,466

   (Air Rights Parking Facility Revenue)

      5.375%, 12/1/2011 (Insured; AMBAC)                                                      1,165,000                1,339,785

Norwich 5.75%, 9/15/2005 (Prerefunded 9/15/2004)                                                875,000  (c)             931,674

Ridgefield 5%, 3/1/2011                                                                       1,790,000                2,016,238

South Central Regional Water Authority,
   Water System Revenue

   5.25%, 8/1/2011 (Insured; MBIA)                                                            1,500,000                1,709,010

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000                1,662,088

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                1,159,357

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

University of Connecticut:

   5.25%, 2/15/2012                                                                           2,000,000                2,270,420

   5.75%, 3/1/2013 (Insured; FGIC)                                                            1,850,000                2,132,181

Westport:

   5%, 8/15/2013                                                                              1,400,000                1,576,498

   5%, 8/15/2016                                                                              1,500,000                1,676,265

   5%, 8/15/2017                                                                              3,470,000                3,847,258

U.S. RELATED--22.8%

Childrens Trust Fund, Tobacco Settlement Revenue:

   5%, 5/15/2011                                                                              1,930,000                1,887,443

   5.75%, 7/1/2012 (Prerefunded 7/1/2010)                                                     1,500,000  (c)           1,771,485

   5.75%, 7/1/2013 (Prerefunded 7/1/2010)                                                     1,300,000  (c)           1,535,287

   5.75%, 7/1/2014 (Prerefunded 7/1/2010)                                                     4,000,000  (c)           4,723,960

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                               55,000                   56,783

   5.30%, 7/1/2004 (Insured; MBIA)                                                              945,000                  975,637

   (Public Improvement):

      5.25%, 7/1/2012 (Insured; FSA)                                                          2,600,000                2,972,996

      5.25%, 7/1/2014 (Insured; MBIA)                                                         1,000,000                1,150,320

      5.50%, 7/1/2016 (Insured; FGIC)                                                         3,270,000                3,832,963

Guam Economic Development Authority,
   Tobacco Settlement:

      0/5.20%, 5/15/2012                                                                        795,000  (d)             615,847

      0/5.45%, 5/15/2016                                                                      1,445,000  (d)           1,084,718

      5%, 5/15/2022                                                                             310,000                  303,909

Puerto Rico Electric Power Authority,
   Power Revenue:

      6.125%, 7/1/2009 (Insured; MBIA)                                                        4,000,000                4,765,200

      5%, 7/1/2011                                                                            3,000,000                3,290,280

Virgin Islands Public Finance Authority, Revenue

  Gross Receipts Taxes Loan:

      5.625%, 10/1/2010                                                                       1,000,000                1,093,800

      6.375%, 10/1/2019                                                                       3,000,000                3,334,680

      Matching Fund

         5.50%, 10/1/2008                                                                     1,500,000                1,636,950

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $141,408,015)                                                                                               150,089,393


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Connecticut Health and Educational Facilities Authority,

  Revenue,VRDN:

  (Yale University) 1.19%

   (cost $2,000,000)                                                                          2,000,000  (e)           2,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $143,408,015)                                                             99.1%              152,089,393

CASH AND RECEIVABLES (NET)                                                                          .9%                1,442,751

NET ASSETS                                                                                       100.0%              153,532,144

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

FGIC                  Financial Guaranty
                          Insurance Company

FSA                   Financial Security Assurance

MBIA                  Municipal Bond Investors Assurance
                          Insurance Corporation

MFHR                  Multi-Family Housing Revenue

VRDN                  Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.0

AA                               Aa                              AA                                               16.7

A                                A                               A                                                 4.5

BBB                              Baa                             BBB                                              15.3

BB                               Ba                              BB                                                 .9

FI                               MIG1/PI                         SP1/A1                                            1.3

Not Rated (f)                    Not Rated (f)                   Not Rated (f)                                     1.3

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2003,
THESE SECURITIES AMOUNTED TO $3,562,848 OR 2.3% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITY WHICH , WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           143,408,015   152,089,393

Cash                                                                     22,968

Interest receivable                                                   2,013,849

Receivable for shares of Beneficial Interest subscribed                     817

Prepaid expenses                                                          6,457

                                                                    154,133,484
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            83,681

Payable for shares of Beneficial Interest redeemed                      469,412

Accrued expenses and other liabilities                                   48,247

                                                                        601,340
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      153,532,144
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     145,475,037

Accumulated undistributed investment income--net                         77,027

Accumulated net realized gain (loss) on investments                   (701,298)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       8,681,378
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      153,532,144
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     10,779,370

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.24

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,663,855

EXPENSES:

Management fee--Note 3(a)                                              470,870

Shareholder servicing costs--Note 3(b)                                  83,481

Professional fees                                                       25,344

Custodian fees                                                          11,620

Trustees' fees and expenses--Note 3(c)                                   7,713

Prospectus and shareholders' reports                                     6,572

Registration fees                                                        4,785

Loan commitment fees--Note 2                                               719

Miscellaneous                                                            9,234

TOTAL EXPENSES                                                         620,338

Less--reduction in management fee
  due to undertaking--Note 3(a)                                        (6,596)

NET EXPENSES                                                           613,742

INVESTMENT INCOME--NET                                               3,050,113
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (329,973)

Net unrealized appreciation (depreciation) on investments              (9,739)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (339,712)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,710,401

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                       September 30, 2003           Year Ended
                                              (Unaudited)       March 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,050,113            6,151,906

Net realized gain (loss) on investments         (329,973)              667,381

Net unrealized appreciation
   (depreciation) on investments                  (9,739)            5,025,731

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,710,401            11,845,018
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,036,493)          (6,169,004)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  11,638,282          37,289,223

Dividends reinvested                            2,281,847           4,679,374

Cost of shares redeemed                      (18,642,959)         (27,066,690)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (4,722,830)          14,901,907

TOTAL INCREASE (DECREASE) IN NET ASSETS       (5,048,922)          20,577,921
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           158,581,066          138,003,145

END OF PERIOD                                 153,532,144          158,581,066

Undistributed investment income--net               77,027                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       817,751            2,642,104

Shares issued for dividends reinvested            160,429              330,526

Shares redeemed                                (1,314,037)          (1,914,455)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (335,857)           1,058,175

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                       September 30, 2003                                 Year Ended March 31,
                                                                   -----------------------------------------------------------------
                                               (Unaudited)          2003          2002(a)        2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.72         13.72         13.86         13.37          13.97         13.87

Investment Operations:

Investment income--net                                 .28(b)        .57(b)        .61(b)        .60            .58           .58

Net realized and unrealized

   gain (loss) on investments                          .52           .56          (.15)          .49           (.60)          .10

Total from Investment Operations                       .80          1.13           .46          1.09           (.02)          .68

Distributions:

Dividends from investment
   income--net                                        (.28)         (.58)         (.60)         (.60)          (.58)         (.58)

Dividends from net realized
   gain on investments                                  --            --            --          (.00)(c)         --            --

Total Distributions                                   (.28)         (.58)         (.60)         (.60)          (.58)         (.58)

Net asset value, end of period                       14.24         14.27         13.72         13.86          13.37         13.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.74(d)       8.31          3.44          8.31          (.10)          4.96
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .78(e)        .78           .77           .79            .79           .80

Ratio of net investment income
   to average net assets                              3.88(e)       4.05          4.38          4.46           4.29          4.13

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .01(e)          --          .00(f)        .02            .03           .06

Portfolio Turnover Rate                              13.39(d)      21.13         28.50         34.90          13.33         12.71
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     153,532       158,581       138,003       135,571        125,702       141,961

(A)  AS REQUIRED, EFFECTIVE APRIL 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES. THE
EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31, 2002 WAS TO INCREASE NET
INVESTMENT INCOME PER SHARE BY LESS THAN $.01 AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE
THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.35% TO 4.38%.
PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO APRIL 1, 2001
HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN$.01 PER SHARE.

(D) NOT ANNUALIZED.

(E)   ANNUALIZED.

(F)   AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $4,038 during the period ended September 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.


The fund has an unused capital loss carryover of $371,325 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2003. If not applied, $51,654 of the carryover expires in fiscal 2004, $42,968 expires in fiscal 2008 and $276,703 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2003 were as follows: tax exempt income $6,169,004. The tax character of current year distributions will be determined at the end of the
current    fiscal    year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2003 through to September 30, 2003, to reduce the management fee paid by the fund, if the aggregate annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $6,596 during the period ended September 30, 2003.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the fund' s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2003, the fund was charged $48,668 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2003, the fund was charged $22,416 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege. During the period ended September 30, 2003, redemption fees charged and retained by the fund amounted to $875.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2003 amounted to $20,711,691 and $25,189,603, respectively.

At September 30, 2003, accumulated net unrealized appreciation on investments was $8,681,378, consisting of $9,106,605 gross unrealized appreciation and $425,227 gross unrealized depreciation.

At September 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                     For More Information

                        Dreyfus Connecticut
                        Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  914SA0903


ITEM 2.      CODE OF ETHICS.

            Not applicable.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

By:   ____________________
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   _________________________
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   ________________________
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                EXHIBIT INDEX

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)